Exhibit 99.(s)(1)

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Stephen Jacobs, Michael Keogh, Nick Veronis and Samuel Scarritt-Selman his true and lawful attorney-in-fact and agents, each with full power of substitution and re-substitution for his in his name, place and stead, to sign any and all registration statements of iDirect Multi-Strategy Fund, LLC (and any successor entity) on Form N-2 and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Mark D. Gersten	Manager	January 31, 2025
Mark D. Gersten

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Stephen Jacobs, Michael Keogh, Nick Veronis and Samuel Scarritt-Selman her true and lawful attorney-in-fact and agents, each with full power of substitution and re-substitution for her in her name, place and stead, to sign any and all registration statements of iDirect Multi-Strategy Fund, LLC (and any successor entity) on Form N-2 and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Anita K. Krug	Manager	January 31, 2025
Anita K. Krug

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Stephen Jacobs, Michael Keogh, Nick Veronis and Samuel Scarritt-Selman his true and lawful attorney-in-fact and agents, each with full power of substitution and re-substitution for his in his name, place and stead, to sign any and all registration statements of iDirect Multi-Strategy Fund, LLC (and any successor entity) on Form N-2 and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Christopher Russell	Manager	January 31, 2025
Christopher Russell

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Stephen Jacobs, Michael Keogh and Samuel Scarritt-Selman his true and lawful attorney-in-fact and agents, each with full power of substitution and re-substitution for his in his name, place and stead, to sign any and all registration statements of iDirect Multi-Strategy Fund, LLC (and any successor entity) on Form N-2 and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Nicholas Veronis	Manager and President	January 31, 2025
Nick Veronis